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                                  EXHIBIT 32.2
                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350


      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of M~Wave, Inc. (the "Company") certifies that the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2004                         /s/ Joseph A. Turek
                                            ------------------------------------
                                            Joseph A. Turek
                                            Chief Executive Officer

                                            /s/ Jim Mayer
                                            ------------------------------------
                                            Jim Mayer
                                            Chief Financial Officer


This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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